Exhibit (c)(vii)

PRIVILEGED AND CONFIDENTIAL Board Meeting Presentation Project Cherry Tree August 11, 2026

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Table of Contents • Process Update • Preliminary Valuation Perspectives Appendix A: Supplemental Valuation Materials Appendix B: Trading Performance Update 2 1 2

SECTION 1 Process Update 3

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Updated Proposal Summary and Overview of Key Terms Tampa Bay August 10th Bid 4 Transaction • Acquisition of 100% of the outstanding shares in an all-cash purchase • Provides opportunity for equity participation by Altamont Capital Partners (ACP) Valuation • Offer price of $19.50 per share • Premium of 49% to the average closing price of $13.08 over the 180-day period ended August 7, 2026 • Premium of 62% to the closing price of $12.04 on August 10, 2026 Financing • Cash consideration to be sourced through a combination of equity capital from Tampa Bay’s funds and debt financings • Proposal not subject to financing contingency • Formally indicated Tampa Bay will provide a full equity backstop Diligence • Due diligence is complete, subject only to continued review of the disclosure schedules to the merger agreement Timing and Approval • Prepared to sign the merger agreement by August 12th, 2026 or before market-open on August 13th, and announce the morning of August 13th, 2026 • Closing subject to regulatory (including insurance) approvals, among other customary conditions Other • Purchase price is subject to a potential ticking fee (tracking the 1-year Treasury yield of 4.0%), solely to compensate the Company’s shareholders for the time value of money due to unforeseen insurance regulatory delays attributable to Tampa Bay’s required approvals

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Offer Price $12.46 $17.00 $18.00 $19.00 $19.50 $20.00 $21.00 $22.00 Premium Analysis vs. Closing Price $12.46 0.0% 36.4% 44.5% 52.5% 56.5% 60.5% 68.5% 76.6% vs. 30-Day VWAP $12.90 (3.4%) 31.8% 39.6% 47.3% 51.2% 55.1% 62.8% 70.6% vs. 90-Day VWAP $13.69 (9.0%) 24.2% 31.5% 38.8% 42.4% 46.1% 53.4% 60.7% vs. 180-Day VWAP $13.22 (5.8%) 28.6% 36.1% 43.7% 47.5% 51.3% 58.8% 66.4% vs. Median Analyst Price Target $18.00 (30.8%) (5.6%) 0.0% 5.6% 8.3% 11.1% 16.7% 22.2% Deal Value Implied Equity Value ($MM) 2,789 3,805 4,029 4,252 4,366 4,484 4,719 4,970 Implied Aggregate Value ($MM) 2,409 3,425 3,649 3,873 3,987 4,104 4,339 4,591 AV / EBITDA Multiples LTM AV / EBITDA (Actual) $291 8.3x 11.8x 12.5x 13.3x 13.7x 14.1x 14.9x 15.8x 2026 AV / EBITDA (Street Consensus) $289 8.3x 11.9x 12.6x 13.4x 13.8x 14.2x 15.0x 15.9x 2026 AV / EBITDA (Management Plan) $332 7.2x 10.3x 11.0x 11.7x 12.0x 12.3x 13.1x 13.8x P/E Multiples 2026 P / Adj. Earnings (Street Consensus) $161 17.3x 23.6x 25.0x 26.4x 27.1x 27.8x 29.3x 30.8x 2026 P / Adj. Earnings (Management Plan) $226 12.3x 16.8x 17.8x 18.8x 19.3x 19.8x 20.9x 22.0x Memo: Fully Diluted Shares Outstanding (MM) 223.8 223.8 223.8 223.8 223.9 224.2 224.7 225.9 Illustrative Valuation Matrix As of August 7, 2026 5 Source: Bloomberg, Capital IQ (market data as of 8/7/2026), Company Materials Notes: 1. VWAPs calculated using Bloomberg's VWAP definition over the trailing 30-, 90-, and 180-calendar-day periods ended August 7, 2026. 2. FDSO includes 217.2MM basic shares outstanding and the dilutive impact of 5.8MM RSUs, 0.8MM PSUs, and 39.1MM stock options, with dilution calculated using the treasury stock method based on the applicable share price 3. Aggregate value calculated using net debt based on non-regulated cash of $529MM, gross debt of $123MM and non-controlling interests of $27MM as 2Q’26 at the direction of the company 4. As of Q2’2026 LTM (1) (1) (1) (3) (2) July-17 Tampa Bay Offer Current RYAN Other High Growth (4) August-3 Tampa Bay Offer August-10 Tampa Bay Offer

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Market Check Process Summary 6 Active Parties Declined Not Engaged / Deciding on NDA MP: 8/7 Chaperoned ACP call: 8/10 MP: 8/10, Chaperoned ACP call: 8/7 MP: 8/4 Chaperoned ACP call: 8/8 MP: 8/4 MP: 8/5 MP To Be Scheduled MP: 8/4 Inbounded; Negotiating NDA MP: 8/7[***]

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Q&A Summary Buyer Open In Progress Closed Total % Closed Thoma Bravo Legal Q&A 108 30 57 195 29% Thoma Bravo Excl. Legal Q&A 10 11 67 88 76% Allianz 4 12 79 95 83% CVC 3 2 38 43 88% H&F -- -- 19 19 100% Blackstone 2 -- 12 14 86% Silver Lake 5 -- 1 6 17% Total 132 55 273 460 59% Diligence Process Summary and Calendar 7 MONDAY TUESDAY WEDNESDAY THURSDAY FRIDAY MON JUL 27 TUE JUL 28 WED JUL 29 THU JUL 30 FRI JUL 31 MON AUG 3 TUE AUG 4 WED AUG 5 THU AUG 6 FRI AUG 7 MON AUG 10 TUE AUG 11 5:00–6:30pm Accounting Diligence 10:00–10:30am Diligence Sync 1:00–2:00pm Actuarial Diligence 3:30–4:30pm Regulatory Diligence Call 7:30–8:30am U.K. Tax Diligence Call 2:00–3:30pm Accounting Follow-up 3:30–4:30pm U.S. Tax Diligence Call 9:00–10:00am Management Meeting 12:30–1:30pm Reinsurance Follow-Up 4:30–6:00pm Management Meeting 9:30–10:30am Head of Strategy Diligence 9:45–10:30am Actuarial Follow-up 10:40a–12:00pm Tech Demo 10:00–11:00am Management Meeting 6:00–6:30pm Diligence Check-In 4:00–6:30pm Legal Diligence 12:00–2:00pm Management Meeting 2:15–3:30pm Finance Diligence 5:00–5:30pm Regulatory Matters Diligence 8:00–8:30pm RPII Diligence Call 10:00a–12:00pm Management Meeting 2:00–3:00pm Management Meeting 3:30–4:00pm Chaperoned Discussion with Altamont Chaperoned Discussion with Altamont 5:30–6:00pm Model Discussion SATURDAY / SUNDAY SAT AUG 1 SAT AUG 8 Chaperoned Discussion with Altamont (13) (5) (3) (3) (2) (2) (1) (#) of Diligence Meetings Scheduled 9:00–9:30am KPMG Diligence Session 1:00–1:30pm Chaperoned Discussion with Altamont 1:00–2:00pm Management Meeting 2:30–3:15pm [***] Privacy and IT Diligence Call

SECTION 2 Preliminary Valuation Perspectives 8

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Source: Company filings, management materials Note: 1. Consensus data displayed through 2028 given 2029 has thin coverage and 2030 has no coverage 2. Adjusted EBITDA margin calculated based on operating revenue 3. Adjusted net income reflects GAAP net income excluding the impact of net realized and unrealized gains (losses), other non operating expenses, share based compensation, and the tax impact of the aforementioned adjustments. Street consensus is based on adjusted net income 4. Define as consolidated EBITDA less underwriting EBITDA pre-consolidations and eliminations $138 $161 $199 $255 $138 $226 $224 $250 $307 $390 2025A 2026E 2027E 2028E 2029E 2030E $235 $289 $357 $442 $235 $332 $423 $456 $553 $685 2025A 2026E 2027E 2028E 2029E 2030E $913 $1,094 $1,228 $1,454 $913 $1,227 $1,170 $1,270 $1,493 $1,772 2025A 2026E 2027E 2028E 2029E 2030E $4,191 $5,211 $6,269 $7,592 $4,191 $5,385 $6,524 $7,758 $9,145 $10,646 2025A 2026E 2027E 2028E 2029E 2030E Summary of Management Plan Financials – Consolidated (1) Exchange Written Premium ($MM) Revenue ($MM) Adjusted EBITDA (2) ($MM) Adjusted Net Income (3) ($MM) 9 177 315 416 454 548 676 Fee-Based EBITDA: (4) Street Consensus Management Plan

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL July 31 Board Meeting (8/5) Today Delta 7,490 7,758 +3.6% 7.70% 7.42% (28 bps) 11.88 12.46 +4.9% 18.00 18.00 None 8.2x | 7.1x 8.3x | 7.2x 0.1x | 0.1x 6.6x | 5.6x 6.7 | 5.7x 0.1x | 0.1x 16.5x | 11.7x 17.3x | 12.3x 0.8x | 0.6x 13.3x | 11.9x 14.0x | 12.4x 0.7x | 0.5x 4.75% 4.65% (10 bps) 0.85 0.85 None 5.24% 5.24% None 4.3% 4.2% (9 bps) 10.1% 10.0% (9 bps) 15.7x | 18.4x | NA | 13.5x | 17.1x 14.6x | 18.9x | NA | 13.6x | 17.4x (1.1x) | 0.5x | None | 0.1x | 0.3x 14.7x | 16.9x | NA | 12.5x | 15.2x 13.7x | 17.7x | NA | 12.5x | 15.5x (1.0x) | 0.8x | None | None | 0.3x 21.1x | 26.3x | 15.0x | 18.2x | 22.9x 19.9x | 28.0x | 15.1x | 18.3x | 23.0x (1.2x) | 1.7x | 0.1x | 0.1x | 0.1x 18.9x | 22.5x | 14.8x | 16.6x | 21.2x 17.7x | 23.7x | 13.8x | 16.6x | 20.5x (1.2x) | 1.2x | (1.0x) | None | (0.7x) 2027E P/E (x) RYAN | Other High Growth Brokers | Specialty Insurers | Traditional Brokers | Tech / Marketplaces AV / 2027E EBITDA (x) Consensus / Management Plan 2027E P/E (x) Consensus / Management Plan Calculated WACC Accelerant 10-yr UST Yield Consensus Price Target ($) Debt / Total Capitalization AV / 2026E EBITDA (x) Consensus / Management Plan 2026E P/E (x) Consensus / Management Plan Post-Tax Cost of Debt Peers (1) (2) (3) (4) Peer Levered Beta (RYAN) WACC 2026E P/E (x) RYAN | Other High Growth Brokers | Specialty Insurers | Traditional Brokers | Tech / Marketplaces Share Price ($) AV / 2026E EBITDA (x) RYAN | Other High Growth Brokers | Specialty Insurers | Traditional Brokers | Tech / Marketplaces AV / 2027E EBITDA (x) RYAN | Other High Growth Brokers | Specialty Insurers | Traditional Brokers | Tech / Marketplaces Macro S&P 500 S&P U.S. HY Corporate Bond Index YTM What’s Changed Since Valuation Analysis Presented to the Board on 8/5/2026 Source: Capital IQ (market data as of 8/7/2026), Company Materials Notes: 1. Unaffected share prices for BWIN and BOW are based on the closing stock prices as of June 17, 2026 and July 31, 2026, respectively. 2. Other High Growth Brokers peers include Goosehead, TWFG, and Baldwin 3. Traditional Brokers peers include Arthur J. Gallagher, Aon, Willis Towers Watson, Marsh McLennan, and Brown & Brown 4. Tech Marketplace peers include Cboe Global Markets, CME, Nasdaq, Tradeweb, and Verisk Analytics 10

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Valuation Summary Reference Metric Share Price Valuation Range ($ / Sh.) (1)(2)(3) Public Trading Comparables AV / 2026E EBITDA (8.5x - 13.5x) | Management Plan $332MM AV / 2026E EBITDA (8.5x - 13.5x) | Street Consensus $289MM AV / 2027E EBITDA (6.5x - 12.5x) | Management Plan $423MM AV / 2027E EBITDA (6.5x - 12.5x) | Street Consensus $357MM P / 2026E Adj. Earnings (17.0x - 20.0x) | Management Plan $226MM P / 2026E Adj. Earnings (17.0x - 20.0x) | Street Consensus $161MM P / 2027E Adj. Earnings (14.0x - 18.0x) | Management Plan $224MM P / 2027E Adj. Earnings (14.0x - 18.0x) | Street Consensus $199MM Precedent Transactions 12.0x - 16.5x LTM AV / EBITDA $291MM Discounted Equity Value (Management Plan) 10.2% CoE / 8.0x - 13.0x AV / NTM Multiple on NTM EBITDA (2027YE) $456MM SOTP (Management Plan) DCF on Non-Underwriting Business (9.1-11.0% WACC / 2.0% - 4.0% PGR) & DDM at 0.70 - 1.00x Exit P/BV for Underwriting Segment Reference Only: Leveraged Buyout Analysis - (Management Plan) Sale Exit | 22.5-27.5% Target IRR | 12.0x - 16.5x LTM Exit Multiple 1.2x Leverage on LTM EBITDA | 35% Leverage Ratio Historical Trading Range Past 90-Day Intraday Trading Range Observed Share Price 52-Week Trading Range (Intraday): Low (2/24/26) - High (8/20/25) Observed Share Price Broker Price Targets Discounted Share Price Target (Undiscounted: $14.00 - 30.00) Analyst Targets $5.00 $15.00 $25.00 $35.00 $1.1 $3.4 $5.7 $8.4 $14.25 $12.75 $14.00 $12.00 $17.25 $12.25 $14.00 $12.50 $17.25 $16.25 $16.25 $17.75 $10.77 $9.18 $21.50 $19.25 $24.75 $21.50 $20.25 $14.50 $18.00 $16.00 $22.75 $24.00 $26.25 $25.75 $17.85 $30.48 Current: $12.46 TB 8/10 Offer Price: $19.50 Preliminary Valuation Perspectives Source: Capital IQ (8/7/2026), Bloomberg, Company Materials Notes: 1. Share price rounded to the nearest $0.25, except for 90-Day and 52-week trading ranges 2. FDSO includes 217.2MM basic shares outstanding and the dilutive impact of 5.8MM RSUs, 0.8MM PSUs, and 39.1MM stock options, with dilution calculated using the treasury stock method based on the applicable share price 3. Net debt calculated as of 6/30/2026 based on non-regulated cash of $529MM, gross debt of $123MM and NCI of $27MM at the direction of the company 4. DEV valuation discounted at 10.2% midpoint cost of equity back to valuation date of 6/30/2026 5. Assumes 4.5-year DCF through 2030E discounted back to valuation date of 6/30/2026; assumes mid-year convention 6. Assumes sale of underwriting business at 0.85x BV in 2030 and sale of fee-based business at 12.0x – 16.5x LTM EBITDA in 2030; Leverage ratio reflects debt to total capitalization ratio 7. Based on 52-week intraday price range as of 8/7/2026 8. Based on 10 brokers as of 8/7/2026; Discounted at midpoint cost of equity of 10.2% 11 Share Price ($) Implied Equity Value ($Bn) (8) (7) (4) (5) 90-Day VWAP ($13.69) Management Projections Street Consensus (6)

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Fee-Based CF Fee-Based Terminal Value Implied Aggregate Value Underwriting Equity Value Net Cash / (Debt) Non-Controlling Interest Implied Equity Value Midpoint $3.19 $13.93 $17.12 $1.45 $1.81 ($0.12) $20.26 Low-End $3.13 $10.45 $13.57 $1.06 $1.81 ($0.12) $16.33 High-End $3.16 $19.59 $22.75 $1.82 $1.76 ($0.12) $26.22 715 3,125 3,840 325 406 27 4,545 Fee-Based Cash Flows Fee-Based Terminal Value Implied Aggregate Value Underwriting Business Equity Value Net Cash / (Debt) Non-Controlling Interest Implied Equity Value Components of SOTP DCF Valuation 12 Midpoint Case Discount Rate (10.0%) | Perpetuity Growth Method (2.0 – 4.0% into Perpetuity) Components of SOTP Value $MM, unless otherwise stated Share Price Distribution by Discount Rate (1) Price per share Source: Capital IQ (8/7/2026), Company Materials Notes: 1. For the DCF of Fee-Based business, midpoint assumes 10.0% WACC, high-end assumes 9.1% WACC, low-end assumes 11.0% WACC. For the DDM of Underwriting Business, midpoint assumes 10.2% Cost of Equity, high-end assumes 9.2% Cost of Equity, low-end assumes 11.2% Cost of Equity Exchange Services / MGA Operations Underwriting Business

APPENDIX A Supplemental Valuation Materials 13

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL 05/22 06/24 10/25 09/25 09/18 07/21 03/22 09/23 10/23 12/23 02/24 12/24 03/25 06/25 12/25 07/17 22.4x 12.8x 21.8x 13.8x 17.7x 12.3x 12.4x 13.8x 14.6x 15.0x 18.1x 14.3x 13.6x 15.7x 15.7x 10.6x Selected Precedent Transactions – Insurance Fee Business 14 Sources: Company Filings, CapIQ Notes: 1. Multiple inclusive of undisclosed expected synergies 2. CAC / Baldwin transaction multiple reflects total fixed consideration of $1.096 billion, comprising $1.026 billion of stated consideration plus $70 million of contractually obligated deferred consideration, and excludes $250 million of contingent earnout consideration. Based on $70 million of pro forma EBITDA excluding synergies MGAs Brokers Fronting LTM AV / EBITDA Median: 17.8x Median: 14.6x

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL 06/14 06/15 07/15 10/16 12/16 05/17 03/18 08/18 08/18 02/21 02/23 06/24 03/25 08/25 09/25 09/25 01/26 05/08 08/12 08/12 06/13 07/16 07/24 Selected Precedent Transactions – Insurance Balance Sheet 15 Sources: Company Filings, CapIQ Commercial / Specialty P&C Carriers P / TBV Median: 1.56x NTM P/E N/A 19.5x 16.1x 14.5x 21.7x 25.5x 15.4x 21.1x 11.6x N/A 30.9x 26.3x 8.1x N/A N/A 12.7x Median: 17.8x U.S. Commercial / Specialty International Commercial / Specialty P&C Run-Off NA Median: 0.84x NA NA NA NA NA NA 1.33x 2.55x 1.80x 1.53x 1.56x 1.65x 1.96x 1.78x 1.13x 0.93x 0.94x 1.09x 1.15x 1.31x 1.79x 3.86x 2.29x 0.85x 0.72x 0.78x 0.95x 0.83x 0.99x

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL $16.18 $16.37 $17.97 $12.46 $20.54 $20.35 $24.45 $22.06 $24.10 $26.11 8.00x 10.50x 13.00x $16.99 $18.95 $22.93 $12.46 $21.56 $23.55 $28.15 $25.67 $27.90 $33.32 8.00x 10.50x 13.00x AV / NTM Adj. EBITDA of 8.00x AV / NTM Adj. EBITDA of 10.50x AV / NTM Adj. EBITDA of 13.00x 12/31/2026 12/31/2027 12/31/2028 12/31/2026 12/31/2027 12/31/2028 12/31/2026 12/31/2027 12/31/2028 AV / NTM Adj. EBITDA Multiple 8.00x 8.00x 8.00x 10.50x 10.50x 10.50x 13.00x 13.00x 13.00x (x) NTM Adj. EBITDA 423 456 553 423 456 553 423 456 553 Future Aggregate Value 3,382 3,646 4,421 4,439 4,785 5,803 5,496 5,925 7,184 (-) Net Cash / (Debt) (2) (449) (685) (955) (449) (685) (955) (449) (685) (955) (-) Non-Controlling Interest 33 43 57 33 43 57 33 43 57 Equity Value 3,798 4,288 5,319 4,855 5,427 6,700 5,912 6,566 8,082 (/) FDSO (3) 223.5 226.3 232.0 225.1 230.4 238.0 230.3 235.4 242.6 Future Share Price $16.99 $18.95 $22.93 $21.56 $23.55 $28.15 $25.67 $27.90 $33.32 Periods 0.50 1.50 2.50 0.50 1.50 2.50 0.50 1.50 2.50 Discount Factor (10.2% Cost of Equity) 0.95 0.86 0.78 0.95 0.86 0.78 0.95 0.86 0.78 Discounted Share Price $16.18 $16.37 $17.97 $20.54 $20.35 $22.06 $24.45 $24.10 $26.11 Discounted Cumulative Dividends (4) -- -- -- -- -- -- -- -- -- Discounted Share Price $16.18 $16.37 $17.97 $20.54 $20.35 $22.06 $24.45 $24.10 $26.11 Discounted Equity Value Analysis Based on AV / NTM Adj. EBITDA Multiple | Management Financials Provided 7/23/2026 and Board Approved on 7/27/2026 Future Equity Value $ / Share Present Value of Future Equity Value (1) $ / Share Source: Company Materials, Capital IQ (8/7/2026) Notes: 1. Discounted at midpoint cost of equity 2. Unrestricted net cash per management, which includes exchange services, MGA operations, and corporate segments 3. Forecasted share count as provided by management 4. No dividends assumed 16 DEV – Discounted Future Price at Various Multiples $ / Share 8/7/2026 12/31/2026 12/31/2027 12/31/2028 8/7/2026 12/31/2026 12/31/2027 12/31/2028

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Management Plan FYE 12/31 6M 2026E 2027E 2028E 2029E 2030E Terminal Consolidated Adj. EBITDA 175 423 456 553 685 685 (-) Underwriting Adj. EBITDA (3) (7) (1) (4) (9) (9) Fee-Based Adj. EBITDA 172 416 454 548 676 676 % Margin 52.7% 47.9% 44.2% 45.2% 47.7% 47.7% (-) Other Expenses (15) (51) (52) (54) (56) (56) (-) SBC (48) (103) (118) (120) (132) (132) (-) Cash Taxes (5) (50) (50) (70) (92) (92) (-) Capitalized Technology Development Costs (32) (67) (74) (79) (84) (84) Unlevered Free Cash Flow 72 144 160 225 313 313 Perpetuity Growth Rate 2.0% 3.0% 4.0% Discount Rate 9.1% 10.0% 11.0% 9.1% 10.0% 11.0% 9.1% 10.0% 11.0% Present Value of Cash Flows 731 715 700 731 715 700 731 715 700 Present Value of Terminal Value 3,186 2,709 2,338 3,747 3,125 2,656 4,529 3,679 3,066 Implied Aggregate Value 3,917 3,425 3,038 4,478 3,840 3,357 5,261 4,394 3,766 (+) Net Cash / (Debt) (1) 406 406 406 406 406 406 406 406 406 (-) Non-Controlling Interest (27) (27) (27) (27) (27) (27) (27) (27) (27) (+) Equity Value of Underwriting Business (2) 421 325 236 421 325 236 421 325 236 Implied Equity Value 4,717 4,129 3,654 5,278 4,545 3,972 6,061 5,099 4,382 (/) FDSO 224.7 223.8 223.8 227.5 224.3 223.8 231.2 226.5 224.0 Implied Share Price $20.99 $18.45 $16.33 $23.20 $20.26 $17.75 $26.22 $22.51 $19.57 % Value in TV 81.3% 79.1% 77.0% 83.7% 81.4% 79.1% 86.1% 83.7% 81.4% Terminal Value 4,709 4,165 3,737 5,538 4,804 4,246 6,695 5,656 4,901 Implied Terminal NTM EBITDA Multiple (3) 6.1x 5.4x 4.8x 7.2x 6.2x 5.5x 8.7x 7.3x 6.4x Implied Terminal LTM EBITDA Multiple (3) 7.0x 6.2x 5.5x 8.2x 7.1x 6.3x 9.9x 8.4x 7.2x Discounted Cash Flow Analysis – Fee-Based Business Based on Management Financials Provided 7/23/2026 and Board Approved on 7/27/2026 Key Assumptions • 6/30/2026 valuation date • 4.5-year DCF using mid-year convention • WACC: 9.1 – 11.0% • Terminal value calculated based on PGR method – Perpetuity growth rate range of 2.0 – 4.0% • Unlevered free cash flow calculated based on financials of non-underwriting business • Value of underwriting business separately accounted for using dividend discount model • FDSO includes 217.2MM basic shares outstanding and the dilutive impact of 5.8MM RSUs, 0.8MM PSUs, and 39.1MM stock options, with dilution calculated using the treasury stock method based on the applicable share price Unlevered Free Cash Flow Forecast $MM, Unless Otherwise Noted Implied Share Price $ / Share Source: Company Materials, Capital IQ (8/7/2026) Note: 1. Includes $123MM of total debt and $529MM of non-regulated cash per draft Q2 2026 10-Q filing 2. Equity Value of Underwriting Business assumes 10.2% cost of equity and 0.85x BV for midpoint, 11.2% cost of equity and 0.70x BV for low-end, and 9.2% cost of equity and 1.00x BV for high-end. 3. Implied terminal NTM and LTM EBITDA multiples based on terminal date of 12/31/2030; NTM EBITDA assumes 14.0% revenue growth and 47.7% margin held constant 17

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Book Rollforward: 6M 2026E 2027E 2028E 2029E 2030E Book value, BoP 602 642 649 650 704 (+) Net Income 6 6 1 4 8 (-) Dividends - - - - - (-) Share repurchases - - - - - (+) Recycle Capital / Dividend 19 - - - - (+) Capital Injection 16 - - 50 89 Book Value, EoP 642 649 650 704 800 Combining Present Value Present Value of Capital Injections (114) Sale of Underwriting Business Value (at 0.85x BV) 439 Underwriting Business DDM Equity Value 325 9.2% 10.2% 11.2% Terminal Value Terminal Value Terminal Value Projected Book Value 800 Projected Book Value 800 Projected Book Value 800 (x) Exit P/BV 1.00x (x) Exit P/BV 0.85x (x) Exit P/BV 0.70x Estimated Terminal Value 800 Estimated Terminal Value 680 Estimated Terminal Value 560 (x) Discount Factor (Assumes EoP Exit) 0.67x (x) Discount Factor (Assumes EoP Exit) 0.64x (x) Discount Factor (Assumes EoP Exit) 0.62x Present Value of Terminal Value 538 Present Value of Terminal Value 439 Present Value of Terminal Value 347 Combining Present Value Combining Present Value Combining Present Value Present Value of Capital Injections (117) Present Value of Capital Injections (114) Present Value of Capital Injections (110) Sale of Underwriting Business Value 538 Sale of Underwriting Business Value 439 Sale of Underwriting Business Value 347 Underwriting Business DDM Equity Value 421 Underwriting Business DDM Equity Value 325 Underwriting Business DDM Equity Value 236 Dividend Discount Model Analysis – Underwriting Business Based on Management Financials Provided 7/23/2026 and Board Approved on 7/27/2026 Key Assumptions • Based on 2026E – 2030E projections for underwriting business only • Assumes valuation date of 6/30/2026 and terminal date of 12/31/2030 • Does not assume distributable dividends per management’s forecast • Reflects required underwriting capital contributions as negative distributions – Required underwriting capital injections based on management’s forecast • Assumes sale of underwriting business at 0.70 - 1.00x 2030E book value • Illustrative equity value of underwriting business discounted at cost of equity range of 9.2% – 11.2% Book Value Build $MM, Unless Otherwise Noted Illustrative Equity Value (Cost of Equity Range of 9.2 – 11.2%) $MM, Unless Otherwise Noted 18 Source: Company Materials, Capital IQ (8/7/2026) Note: 1. Underwriting segment net income derived from management’s book value roll forward for the underwriting business (1)

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL $ / Share Low Mid High July 31 Valuation $15.55 $19.38 $25.15 Change in DCF Date $0.25 $0.31 $0.39 Change in UW Business Equity Value ($0.05) ($0.04) ($0.03) Change in WACC $0.22 $0.31 $0.50 Other $0.35 $0.31 $0.20 Current Valuation $16.33 $20.26 $26.22 Total Delta $0.77 $0.88 $1.06 $0.31 $19.38 ($0.04) $0.31 $0.31 $20.26 July 31 Valuation Change in DCF Date Change in UW Business Equity Value Change in WACC Other Current Valuation SOTP Analysis: Valuation Comparison 19 Based on Management Financials Provided 7/23/2026 and Board Approved on 7/27/2026 Midpoint DCF and DDM SOTP Bridge (1) $ / Share DCF and DDM SOTP Bridge Notes: 1. Waterfall analysis assumes midpoint scenario Change in DCF base date from 3/31/2026 to 6/30/2026 Change in DDM base date from 3/31/2026 to 6/30/2026 Decrease in WACC driven lower Risk-Free Rate and reduced Debt / Total Capitalization Higher cash balance with Q2 roll forward along with increased FDSO

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Sources $MM Amount LTM 2026E EBITDA (x) Excess Cash (1) 220 0.7x New Unitranche Term Loan 401 1.2x Sponsor Equity 3,979 12.0x Total Sources 4,599 13.8x Uses $MM Amount LTM 2026E EBITDA (x) Purchase Equity Value 4,366 13.1x Retire Debt 123 0.4x Illustrative Transaction Fees 100 0.3x Est. Financing Fees and OID 10 0.0x Total Uses 4,599 13.8x Target IRR (%) Implied NTM Multiple (4) (x) 22.5% 23.5% 24.5% 25.5% 26.5% 27.5% 12.0x 10.5x $20.48 $19.91 $19.36 $18.81 $18.27 $17.76 13.0x 11.4x $21.73 $21.15 $20.57 $20.01 $19.46 $18.92 14.0x 12.3x $22.92 $22.32 $21.73 $21.17 $20.60 $20.04 15.0x 13.2x $24.09 $23.46 $22.86 $22.27 $21.69 $21.13 Sale Exit LTM Multiple (x) 16.5x 14.5x $25.85 $25.16 $24.50 $23.87 $23.26 $22.67 Purchase Price Calculation $MM Common Shares Outstanding 217.2 Dilutive Shares Outstanding 6.7 Fully Diluted Shares Outstanding 223.9 (x) ARX Price Per Share $12.46 Current Equity Value 2,790 (x) Acquisition Premium 57% Equity Purchase Price $4,366 Memo: Price Per Share $19.50 (-) Cash and Cash Equivalents (570) (+) Gross Debt 123 (+) Minority Interest 27 (+) Preferred Shares - Aggregate Value $3,946 Memo: LTM EBITDA 332 Memo: Implied LTM Entry Multiple 11.9x Key Assumptions: • Transaction close of 12/31/2026 • Acquisition of ARX for ~$4.4Bn or $19.50 per share implying 11.9x 12/31/2026 LTM EBITDA of $332MM • Whole company financials inclusive of capital requirements for the underwriting business • Value of underwriting business separately accounted for assuming 0.85x exit P/BV at 2030E • Target 35% leverage ratio (3) – Results in $401MM in total debt reflecting 1.2x 2026 LTM EBITDA – Assumes Unitranche Term Loan financing at SOFR + 3.50% • Average effective tax rate for 2026E – 2030E of ~24% at the direction of management – Assumes 300bps tax expansion following take-private Reference Only: Leveraged Buyout Analysis Sources & Uses Purchase Price Calculation (2) 20 Sensitivity to Target IRR and Exit Multiple Implied Share Price | Assumes 1.2x Entry Leverage Based on Management Financials Provided 7/23/2026 and Board Approved on 7/27/2026 Source: Company Materials, Wall Street Research, Capital IQ (8/7/2026) Note: 1. Based on the difference between 12/31/2026 cash on balance sheet ($570MM) and minimum cash ($350MM) 2. LTM EBITDA reflects 12/31/2026 LTM EBITDA for whole company 3. Debt to total capitalization ratio, implying total capital of $1.145Bn and total PF 2026YE debt of $401MM 4. Implied NTM Multiple reflects 2031E FY Whole Company EBITDA of $781MM, assuming 14.0% revenue growth and constant Adj. EBITDA Margin of 38.7% Run at $19.50 share price, 0.85x BV

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Management Forecast $MM, unless otherwise noted 2025A 2026E 2027E 2028E 2029E 2030E Whole Company Financial Summary Revenue 913 1,227 1,170 1,270 1,493 1,772 % Growth 34% (5%) 9% 18% 19% Adj. EBITDA 235 332 423 456 553 685 % Growth 42% 27% 8% 21% 24% % Margin 26% 27% 36% 36% 37% 39% Fee-Based Business Cash Flows Fee-Based Adj. EBITDA 315 416 454 548 676 Income Statement Adjustments (-) Non-Underwriting Net Investment Income (10) (4) (4) (5) (6) (-) Stock Based Compensation or Cash Equivalent (104) (103) (118) (120) (132) (-) Net Interest Expense / (Income) - (17) (10) (3) 7 (-) Other Expenses (49) (51) (52) (54) (56) (-) Cash Taxes (22) (52) (54) (78) (106) Cash Flow Statement Adjustments (-) Technology Development Costs (52) (67) (74) (79) (84) (-) Cash Flow to Fund Capital Requirement for Underwriting (61) - - (50) (89) Levered Free Cash Flow 16 121 142 159 210 (-) Mandatory Debt Repayment - (4) (4) (4) (4) Cash Available for Voluntary Debt Repayment - 117 138 155 206 Beginning Cash 350 424 504 594 (-) Min Cash (2) (424) (504) (594) (692) (+) Change in Cash Balance Before Voluntary Repayment 117 138 155 206 Cash Available for Voluntary Repayment 43 58 65 109 (−) Voluntary Debt Repayment / (+) Drawdown (43) (58) (65) (109) (+) Min Cash Balance 424 504 594 692 Ending Cash Balance 424 504 594 692 Pro Forma Capitalization New Unitranche Term Loan 401 353 292 223 110 Total Debt 401 353 292 223 110 (-) Cash (350) (424) (504) (594) (692) Net Debt 51 (71) (212) (371) (581) Whole Company Credit Metrics Adj. EBITDA / Interest Expense 14.8x 18.7x 28.4x 53.9x Adj. EBITDA - CapEx / Interest Expense 12.4x 15.7x 24.3x 47.3x Gross Debt / Adj. EBITDA 0.8x 0.6x 0.4x 0.2x Net Debt / Adj. EBITDA NM NM NM NM Cumulative FCF / Total Debt 34% 70% 109% 162% Reference Only: LBO Financial Summary 1.2x Leverage ($401MM Debt) on 12/31/2026 LTM Adj. EBITDA ($332MM) Financial Summary and Credit Statistics (1) 21 Source: Company Materials, Wall Street Research Notes: 1. Assumes sale of underwriting business in 2030E 2. Assumes minimum cash growth matching gross written premium growth at the direction of management

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL WACC Calculation Assumption Notes Mid Low High Market Risk Premium Morgan Stanley Estimated Market Risk Premium 6.0% 6.0% 6.0% Risk Free Rate (Rf) Spot Rate 10-year U.S. Treasury as of 8/07/2026 4.7% 4.7% 4.7% Predicted Beta Peer Levered Beta (RYAN) as of 8/07/2026 0.85 0.85 0.85 Size Premium Adjustment Duff & Phelps Size Premium (1) 0.5% 0.5% 0.5% Sensitivity Adjustment ±1.0% from Base -- (1.0%) 1.0% Cost of Equity (KE) Calculated Using the Capital Asset Pricing Model 10.2% 9.2% 11.2% Pre-tax Cost of Debt Long-Term Cost of Debt (2) 7.0% 7.0% 7.0% Tax Rate (t) Long-Term Tax Rate per Management 25.0% 25.0% 25.0% Post-tax Cost of Debt (KD) * (1-t) 5.2% 5.2% 5.2% Debt / Total Capitalization Based on Current Market Capitalization (3) 4.2% 4.2% 4.2% Weighted Average Cost of Capital (WACC) KE * E/(D+E) + KD * (1-t) * D/(D+E) 10.0% 9.1% 11.0% Weighted Average Cost of Capital (WACC) Analysis 22 Sources: Capital IQ (8/7/2026), Company filings, Company Materials Note: 1. Reflects difference of 8th decile (where Accelerant falls under) and 5th decile (where RYAN falls under) 2. Assumes SOFR +3.25% under 25% leverage threshold; current USD SOFR 3M of 3.730% 3. Capital structure reflects debt balance as of Q2’26 per Accelerant management, which Morgan Stanley was directed to use, divided by fully diluted market capitalization calculated on current share price as of 8/7/2026 Weighted Average Cost of Capital IMPORTANT: Update WACC for any refresh

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Current Tampa Bay Offer Price 8/7/2026 8/10/2026 $12.46 $19.50 Common Shares Outstanding 217.2 217.2 (+) Dilution 6.6 6.7 Fully Diluted Shares Outstanding 223.8 223.9 (x) Share Price ($ / Share) $12.46 $19.50 Equity Value ($MM) 2,788.6 4,366.4 (+) Total Debt 122.6 122.6 (-) Cash (528.7) (528.7) (+) Non-Controlling Interest 26.6 26.6 Aggregate Value 2,409.1 3,986.9 Dilutive Securities Strike Price Amount Outstanding Current Dilutive Effect Offer Price Dilutive Effect RSUs - 5.8 5.8 5.8 PSUs - 0.8 0.8 0.8 Options Tranche 1 $19.31 11.1 - 0.1 Options Tranche 2 $21.00 16.6 - - Options Tranche 3 $22.49 8.1 - - Options Tranche 4 $29.00 3.3 - - Total 45.7 6.6 6.7 Accelerant Fully Diluted Shares Outstanding Current Market Data as of August 7, 2026 • Reflects basic and dilutive securities as of August 9th , 2026 per Accelerant Management • Dilution associated with RSUs, PSUs and options are calculated based on treasury stock method – Assumes PSU vesting at target • Total debt, cash, and non-controlling interest as of 6/30/2026 per Accelerant Management 23 Sources: Capital IQ, Company Materials Accelerant Fully Diluted Shares Outstanding Check with PH on PSU vesting

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL 30.00 22.00 19.00 19.00 18.00 17.00 17.00 16.00 14.00 26.93 19.75 17.05 17.05 16.16 15.26 15.26 14.36 12.57 A B C D E F G H I Price Target Discounted Price Target Research Analyst Perspectives Analyst Price Targets (1) ($) Source: Capital IQ (8/7/2026), Wall Street Research Note: Analyst ratings are based on 10 brokers; one broker does not disclose a price target 1. Price targets discounted 1 year at 10.2% Cost of Equity 24 Broker Median: $18.00 Current Share Price: $12.46 Median Price Target Suggests ~44% Upside vs. Current Price Broker Quotes X: RBC Y: William Blair Z: Wells Fargo Date 5/28/26 7/1/26 6/1/26 5/26/26 7/13/26 7/31/26 7/10/26 7/9/26 7/6/26 (1)

APPENDIX B Trading Performance Update 25

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Jul-25 Nov-25 Mar-26 Jul-26 ADTV Since IPO 1.44MM (0.64% of FDSO) 0 5 10 15 20 25 0.30 A Look at Accelerant Since IPO 26 Share Price Performance and Trading Volume 41% $21.00 $12.46 3Q’25 Earnings (11/12/2025, PM) +9% Next Day 2Q’25 Earnings (8/28/2025, AM) (26%) Next Day T+1: +26.2% 4Q’25 Earnings (3/18/2026, PM) +4% Next Day 1Q’26 Earnings (5/13/2026, PM) +17% Next Day 2026E AV / EBITDA Performance 8.3x 16.4x (1) Source: Capital IQ (8/7/2026), Company Materials Notes: 1. IPO priced at 16.4x AV / 2026E Adj. EBITDA 8.1x (Share Price Indexed to 100, average daily trading volume in MM) To match multiple on page 15 Checked that date in CapIQ directly ARX Volume ARX Price S&P500 Jul-25 Oct-25 Jan-26 Apr-26 Aug-26 Aug-26

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Identifying Accelerant’s Peer Set No Pure Play Comparables for Accelerant 27 Insurance Distribution Tech / Marketplaces Specialty Insurers DJ: Spread \\Msad\root\NA\NY\LIB\IBD\D2_Projects\AMER\New York\T\Project Tampa Bay_ND10012407792\3. Presentations\5. 2026.07.05 - Take Private Analysis\2026.07 - Discussion Materials_vF.pdf High Growth High Growth Traditional Brokers Primary Secondary / Reference Reference Core comp at IPO Other High Growth Brokers

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL L3M Avg. L6M Avg. L1Y Avg. ARX 9.2x 9.5x 11.9x RYAN 13.1x 12.6x 14.3x Discount to RYAN (%) (29%) (25%) (17%) Current ARX IPO Avg. Since ARX IPO Accelerant ARX 8.1x 20.6x 12.5x Ryan Specialty RYAN 13.9x 19.3x 14.5x Other High Growth Brokers GSHD 20.7x 30.1x 20.6x TWFG 21.0x 29.5x 19.7x BWIN 9.7x 17.0x 12.0x Median 20.7x 29.5x 19.3x Tech / Marketplaces CME 19.6x 21.7x 20.8x NDAQ 16.7x 20.3x 18.1x TW 16.3x 25.0x 18.5x VRSK 15.5x 25.2x 17.5x CBOE 13.9x 17.4x 16.1x Median 16.3x 21.7x 18.0x Traditional Brokers AON 14.2x 15.7x 14.4x AJG 13.2x 15.5x 13.4x MRSH 13.1x 15.0x 13.2x BRO 12.6x 14.9x 10.9x WTW 12.2x 12.7x 11.7x Median 13.1x 15.0x 13.1x 0.0 15.0 30.0 Jul-25 Aug-25 Sep-25 Oct-25 Nov-25 Dec-25 Jan-26 Feb-26 Mar-26 Apr-26 May-26 Jun-26 Jul-26 0.0 20.0 40.0 60.0 Jul-25 Aug-25 Sep-25 Oct-25 Nov-25 Dec-25 Jan-26 Feb-26 Mar-26 Apr-26 May-26 Jun-26 Jul-26 ARX RYAN Other High Growth Brokers Tech / Marketplaces Traditional Brokers Specialty Insurers L3M Avg. L6M Avg. L1Y Avg. ARX 18.3x 18.4x 22.3x RYAN 17.5x 16.9x 20.1x Premium to RYAN (%) 4% 9% 11% Source: Capital IQ (market data as of 8/7/2026), Company Materials Notes: 1. Based on MRQ financials as of 8/7/2026 2. Other High Growth Broker Index calculated as the median of BWIN, GSHD, TWFG 3. Tech / Marketplaces Index calculated as the median of CME, NDAQ, CBOE, VRSK, and TW 4. Traditional Broker Index calculated as the median of MRSH, AON, AJG, WTW, and BRO 5. Specialty Insurers Index calculated as the median of WRB, KNSL, RLI, PLMR, SKWD, and BOW Summary Statistics NTM AV / EBITDA (x) 28 ARX Trading at Discount to Most Peers, Despite Strong Operating Performance Median NTM AV / EBITDA (1) Since ARX IPO (7/24/2025) 21.7x 15.0x Median Price / NTM EPS Since ARX IPO (7/24/2025) (2) (3) (4) (5) 45.4x 42.9x 26.7x 21.0x 18.6x 29.5x 8.1x 13.1x 20.7x 16.3x 17.4x 28.3x 21.7x 16.2x 15.2x 18.9x 20.6x 29.4x 13.9x 19.3x Aug-26 Aug-26

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL 0.0% 0.0% 0.0% 26.5% 24.6% 46.3% 2.6% 0.0% 0.0% 0.0% 0.0% 0.0% <8.0x 8.0x-9.0x 9.0x-10.0x 10.0x-12.5x 12.5x-15.0x 15.0x-17.5x 17.5x-20.0x 20.0x-22.5x 22.5x-25.0x 25.0x-27.5x 27.5x-30.0x >30.0x 1.8% 15.1% 27.9% 28.7% 11.8% 1.8% 3.3% 0.7% 0.0% 0.0% 2.6% 6.3% <8.0x 8.0x-9.0x 9.0x-10.0x 10.0x-12.5x 12.5x-15.0x 15.0x-17.5x 17.5x-20.0x 20.0x-22.5x 22.5x-25.0x 25.0x-27.5x 27.5x-30.0x >30.0x Source: Capital IQ (8/7/2026) 29 ARX Trading at Discount to RYAN, Despite Strong Operating Performance Historical AV / NTM EBITDA Trading Distribution ARX Since ARX IPO (7/24/2025) Historical AV / NTM EBITDA Trading Distribution RYAN Since ARX IPO (7/24/2025)

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL 17% 64% 7% (5%) 23% 42% 36% 23% 26% (18%) 6% 10% 11% 16% 26% 28% 31% 31% 26% 23% N/A N/A N/A N/A N/A N/A 32% 60% 23% 42% 5% 14% 20% 39% N/A N/A N/A N/A N/A N/A 11% 15% 22% 34% 7% 17% 12% 4% 38% 38% 30% 6% 5% 3% 4% 13% Accelerant is Best-in-Class Across Key Metrics of Focus Comparables 30 Organic Revenue Growth (4) (‘26E) Revenue ($MM) (LTM) Adj. EBITDA ($MM) (‘26E) Adj. EBITDA Margin (’26E) Adj. EBITDA ($MM) (LTM) (5) Traditional Brokers 1,050 15,495 4,936 291 5,001 1,955 Source: Capital IQ (8/7/2026), Company Materials Notes: 1. Unaffected share prices for BWIN and BOW are based on the closing stock prices as of June 17, 2026 and July 31, 2026, respectively. 2. Traditional Brokers peers include Arthur J. Gallagher, Aon, Willis Towers Watson, Marsh McLennan, and Brown & Brown 3. Tech Marketplace peers include Cboe Global Markets, CME, Nasdaq, Tradeweb, and Verisk Analytics 4. Represents operating revenue for ARX; organic growth reflected for ARX, traditional brokers and high growth brokers; total revenue growth for specialty insurers and tech marketplaces 5. LTM based on most recently available financials as of 8/7/2026 Other High Growth Brokers Median: 12% Median: 20% Median: 26% Tech / Marketplaces (3) 1,050 291 Consensus Business Plan Specialty Insurers Median: 18% Adj. EBITDA Growth (’26E) 289 1,734 NA NA 1,091 NA NA 1,974 NA NA 1,996 NA NA 14,896 NA NA 402 131 130 295 87 80 1,738 396 473 3,218 1,017 332 1,016 5,432 2,058 Adj. Net Income Growth (’26E) Adj. Net Income (’26E) (2) 161 226 586 94 48 273 170 234 288 485 1,893 3,410 1,476 Median: 23% Median: 17% 615 NA NA 68 (1) (1)

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL 8.3x 14.6x 20.2x 18.9x 10.6x N/A N/A N/A N/A N/A N/A 13.6x 17.4x 6.7x 13.7x 17.7x 17.8x 9.1x 12.5x 15.5x 17.3x 19.9x 30.3x 28.0x 8.6x 12.9x 15.5x 13.1x 22.1x 17.6x 14.8x 18.3x 23.0x 14.0x 17.7x 23.7x 26.2x 6.7x 11.6x 12.9x 11.7x 23.7x 17.3x 14.6x 16.6x 20.5x Source: Capital IQ (8/7/2026), Company Materials Notes: 1. Unaffected share prices for BWIN and BOW are based on the closing stock prices as of June 17, 2026 and July 31, 2026, respectively. 2. Traditional Brokers peers include Arthur J. Gallagher, Aon, Willis Towers Watson, Marsh McLennan, and Brown & Brown 3. Tech Marketplace peers include Cboe Global Markets, CME, Nasdaq, Tradeweb, and Verisk Analytics Benchmarking Valuation Across Peers 31 P / E (’26E / ’27E) AV / EBITDA (’26E / ’27E) 7.2x / 5.7x on plan basis 12.3x / 12.4x on plan basis Other High Growth Brokers Median: 18.9x Median: 17.7x Median: 28.0x Median: 23.7x Median: 15.1x Median: 13.8x 2026 2027 Specialty Insurers Traditional Brokers Tech / Marketplaces (3) (2) (1) (1)

PROJECT CHERRY TREE PRIVILEGED AND CONFIDENTIAL Legal Disclaimer © Morgan Stanley and/or certain of its affiliates. All rights reserved. We have prepared this document solely for informational purposes. You should not definitively rely upon it or use it to form the definitive basis for any decision, contract, commitment or action whatsoever, with respect to any proposed transaction or otherwise. You and your directors, officers, employees, agents and affiliates must hold this document and any oral information provided in connection with this document in strict confidence and may not communicate, reproduce, distribute or disclose it to any other person, or refer to it publicly, in whole or in part at any time except with our prior written consent. If you are not the intended recipient of this document, please delete and destroy all copies immediately. We have prepared this document and the analyses contained in it based, in part, on certain assumptions and information obtained by us from the recipient, its directors, officers, employees, agents, affiliates and/or from other sources. Our use of such assumptions and information does not imply that we have independently verified or necessarily agree with any of such assumptions or information, and we have assumed and relied upon the accuracy and completeness of such assumptions and information for purposes of this document. Neither we nor any of our affiliates, or our or their respective officers, employees or agents, make any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in this document or any oral information provided in connection herewith, or any data it generates and accept no responsibility, obligation or liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information. We and our affiliates and our and their respective officers, employees and agents expressly disclaim any and all liability which may be based on this document and any errors therein or omissions therefrom. Neither we nor any of our affiliates, or our or their respective officers, employees or agents, make any representation or warranty, express or implied, that any transaction has been or may be effected on the terms or in the manner stated in this document, or as to the achievement or reasonableness of future projections, management targets, estimates, prospects or returns, if any. Any views or terms contained herein are preliminary only, and are based on financial, economic, market and other conditions prevailing as of the date of this document and are therefore subject to change. We undertake no obligation or responsibility to update any of the information contained in this document. Past performance does not guarantee or predict future performance. The purpose of this document is to provide the recipient with an explanation of the basis upon which Morgan Stanley is issuing a financial opinion letter in relation to the proposed transaction. This document should be read in conjunction with and is subject to the terms of such financial opinion. This document supersedes any previous documents or presentations delivered by Morgan Stanley to the recipient in connection with the proposed transaction. This document and the information contained herein do not constitute an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor do they constitute an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies, and do not constitute legal, regulatory, accounting or tax advice to the recipient. We recommend that the recipient seek independent third party legal, regulatory, accounting and tax advice regarding the contents of this document. This document does not constitute and should not be considered as any form of financial opinion or recommendation by us or any of our affiliates. This document is not a research report and was not prepared by the research department of Morgan Stanley or any of its affiliates. Notwithstanding anything herein to the contrary, each recipient hereof (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the proposed transaction and all materials of any kind (including opinions or other tax analyses) that are provided relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the proposed transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors. This document is provided by Morgan Stanley & Co. LLC and/or certain of its affiliates or other applicable entities, which may include Morgan Stanley Realty Incorporated, Morgan Stanley Senior Funding, Inc., Morgan Stanley Bank, N.A., Morgan Stanley & Co. International plc, Morgan Stanley Securities Limited, Morgan Stanley Europe SE, Morgan Stanley MUFG Securities Co., Ltd., Mitsubishi UFJ Morgan Stanley Securities Co., Ltd., Morgan Stanley Asia Limited, Morgan Stanley Australia Securities Limited, Morgan Stanley Australia Limited, Morgan Stanley Asia (Singapore) Pte., Morgan Stanley Services Limited, Morgan Stanley & Co. International plc Seoul Branch and/or Morgan Stanley Canada Limited Unless governing law permits otherwise, you must contact an authorized Morgan Stanley entity in your jurisdiction regarding this document or any of the information contained herein. 32